UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 31, 2006
                                               ---------------------------------

             Securitized Asset Backed Receivables LLC Trust 2006-NC3
--------------------------------------------------------------------------------
                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
--------------------------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
--------------------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

        Delaware                 333-130543-09               37-1472598
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number        (IRS Employer
of incorporation of depositor)    of issuing entity)         Identification
                                                            No. of depositor)

    200 Park Avenue, New York, New York                         10166
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)  (Zip Code of depositor)

Depositor's telephone number, including area code        (212) 412-4000
                                                --------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On October 31, 2006, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2006-NC3 Mortgage Pass-Through Certificates, Series 2006-NC3 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, NC Capital Corporation, as responsible party, HomEq Servicing Corporation, as servicer, Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank, National Association, as trustee. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $324,265,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of October 30, 2006, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold by the Depositor to Securitized Asset Backed NIM Trust 2006-NC3 on October 31, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the Notes issued by Securitized Asset Backed NIM Trust 2006-NC3.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated October 30, 2006, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Depositor, as depositor, NC Capital Corporation, as responsible party, HomEq Servicing Corporation, as servicer, Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank, National Association, as trustee.

Exhibit 10.1 Sponsor Representation Letter, dated as of October 31, 2006, between Sutton Funding LLC and the Depositor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Interest Rate Swap Agreement, dated October 31, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, as trustee, on behalf of Securitized Asset Backed Receivables LLC Trust 2006-NC3 (the "Trust") (included as part of Exhibit T to Exhibit 4).

Exhibit 10.3 Credit Support Annex, dated as of October 31, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, as trustee, on behalf of the Trust (included as part of Exhibit T to Exhibit 4).

Exhibit 10.4  Cap Agreement, dated October 31, 2006, between Barclays Bank
              PLC, as cap provider, and Wells Fargo Bank, National Association, as trustee, on behalf of the Trust (included as Exhibit U to Exhibit 4).

Exhibit 10.5 PMI Policy, dated October 1, 2006, between Mortgage Guaranty Insurance Corporation and Wells Fargo Bank, National Association, as trustee (included as Exhibit W to Exhibit 4).

Exhibit 10.6 PMI Commitment Letter, dated October 30, 2006, between Barclays Capital Inc., as underwriter, Mortgage Guaranty Insurance Corporation and Wells Fargo Bank, National Association, as trustee (included as Exhibit X to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2006                SECURITIZED ASSET BACKED RECEIVABLES LLC



                                       By: /s/ Paul Menefee
                                          --------------------------------------
                                          Name:  Paul Menefee
                                          Title: Director

                                INDEX TO EXHIBITS


Item 601(a) of                                                    Paper (P)
Regulation S-K                                                        or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

1                   Underwriting Agreement, dated October 30,        (E)
                    2006, by and between the Depositor, as
                    depositor, and Barclays Capital Inc., as underwriter.

4                   Pooling and Servicing Agreement, dated as        (E)
                    of October 1, 2006, by and among the
                    Depositor, as depositor, NC Capital
                    Corporation, as responsible party, HomEq
                    Servicing Corporation, as servicer,
                    Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank, National
                    Association, as trustee.

10.1                Sponsor Representation Letter, dated as of       (E)
                    October 31, 2006, between Sutton Funding
                    LLC and the Depositor (included as
                    Exhibit O to Exhibit 4).

10.2                Interest Rate Swap Agreement, dated October      (E)
                    31, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, as trustee, on behalf of the Trust (included as part of Exhibit T to Exhibit 4).

10.3                Credit Support Annex, dated as of October        (E)
                    31, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National
                    Association, as trustee, on behalf of the Trust (included as part of Exhibit T to Exhibit 4).

10.4                Cap Agreement, dated October 31, 2006,           (E)
                    between Barclays Bank PLC, as cap
                    provider, and Wells Fargo Bank, National
                    Association, as trustee, on behalf of the Trust (included as Exhibit U to Exhibit 4).

10.5                PMI Policy, dated October 1, 2006, between       (E)
                    Mortgage Guaranty Insurance Corporation and
                    Wells Fargo Bank, National Association, as trustee (included as Exhibit W to Exhibit
                    4).

10.6                PMI Commitment Letter, dated October 30,         (E)
                    2006, between Barclays Capital Inc., as
                    underwriter, Mortgage Guaranty Insurance
                    Corporation and Wells Fargo Bank, National
                    Association, as trustee (included as Exhibit
                    X to Exhibit 4).